UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2014

NorthStar Real Estate Income II, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-55189 (Commission File Number)	90-0916682 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 18, 2014, NorthStar Real Estate Income II, Inc. ("NorthStar Income II"), through a subsidiary of its operating partnership, originated a $24.9 million subordinate interest (the "Subordinate Interest") to partially capitalize the development of a $97.8 million, 313-unit high-rise multifamily project located in downtown Nashville, Tennessee (the "Property"). The Property, which is expected to be completed in 2016, is being developed by a partnership led by Magellan Development and Giarratana Development (together, the "Project Sponsors"), leading commercial developers with significant local and national multifamily development experience.

NorthStar Income II initially funded $19.1 million of the Subordinate Interest with proceeds from its ongoing initial public offering and will fund the remaining $5.8 million over the next 24 months. In connection with the Subordinate Interest, NorthStar Income II, through a subsidiary, entered into a limited liability company agreement (the "Agreement"), dated as of July 18, 2014, with WMG Realty Holding Company LLC (the "Borrower"), an affiliate of the Project Sponsors, which governs the terms of the Subordinate Interest.

The Property is located in close proximity to major employment and entertainment centers and is expected to be the only high-rise multifamily building constructed in the downtown Nashville market through 2017. The 32-story, Class A Property will contain 18,900 square feet of retail space, over 500 covered parking spaces and is expected to be built to LEED Silver certification standards with high-end finishes and amenities, including an outdoor lap pool and spa. In connection with the Subordinate Interest, certain affiliates of the Project Sponsors agreed to guaranty completion of the Property in line with plans and specifications pre-approved by NorthStar Income II.

The Subordinate Interest bears interest at a fixed annual rate of 14.0%, with 13.0% paid currently and an additional 1.0% paid through deferred interest accrual. The Subordinate Interest was originated at a 1.0% discount and NorthStar Income II will earn an exit fee equal to 1.0% of the outstanding amount of the Subordinate Interest at the time of redemption. The initial term of the Subordinate Interest is 36 months, with two one-year extension options available to the Borrower, subject to the satisfaction of certain performance tests and the payment of a fee equal to 0.25% of the Subordinate Interest. The Subordinate Interest may be redeemed by the Borrower at any time, provided that if the Subordinate Interest is redeemed prior to the second anniversary of the closing, then the Borrower shall pay an additional amount equal to the interest that would accrue on the Subordinate Interest through month 24. The Agreement requires the Borrower to comply with various financial and other covenants. In addition, the Agreement contains customary events of default (subject to certain materiality thresholds and cure periods). The events of default are standard for agreements of this type and include, for example, payment and covenant breaches, insolvency of the Borrower, the occurrence of an event of default relating to the Property or a change in control of the Borrower.

At the time of closing, the Project Sponsors have contributed $12.4 million of equity toward the completion of the Property and are required to contribute an additional $2.6 million of equity within 90 days. The remaining anticipated project cost is being financed with a $58.0 million senior loan provided by an unaffiliated third-party lender (the "Senior Borrowing"). The borrower will pay interest on the Senior Borrowing at a floating rate of 2.45% over the one-month, two-month or three-month London Interbank Offered Rate, at the borrower's option. The Senior Borrowing may be prepaid without penalty at any time.

The loan-to-cost ratio (the "LTC") of the Subordinate Interest is approximately 85%. The LTC is the amount loaned to the Borrower, including any senior debt, over the total costs expected to complete the Property.
The foregoing description of the Agreement is qualified in its entirety by the Limited Liability Company Agreement of 205 Demonbreun Realty Holding Company LLC, dated as of July 18, 2014, by and between WMG Realty Holding Company LLC and Qarth Holdings NT-II, LLC, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Limited Liability Company Agreement of 205 Demonbreun Realty Holding Company LLC, dated as of July 18, 2014, by and between WMG Realty Holding Company LLC and Qarth Holdings NT-II, LLC.

Safe Harbor Statement

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “will,” “may,” “plans,” “expects,” “anticipates” or other similar words or expressions. These statements are based on NorthStar Income II’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward looking statements; NorthStar Income II can give no assurance that its expectations will be attained. Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results. Variations of assumptions and results may be material. Factors that could cause actual results to differ materially from NorthStar Income II’s expectations include, but are not limited to, the ability of the Project Sponsors to successfully complete the Property in line with their anticipated timing, budget and specifications, if at all, whether or not certain affiliates of the Project Sponsors guarantee completion of the Property, the ability of the Project Sponsors to successfully lease the Property upon completion; the ability of the Borrower to comply with the terms, including financial and other covenants, of the Agreement, whether the Borrower determines to extend the term of the Subordinate Interest, the ability to comply with the terms of the Senior Borrowing, changes in market rental rates for commercial and multifamily properties located in Nashville, Tennessee, future property values, the impact of any losses from NorthStar Income II's properties on cash flows and returns, property level cash flows, changes in economic conditions generally and the real estate and debt markets specifically, availability of capital, the ability to achieve targeted returns, changes to generally accepted accounting principles, policies and rules applicable to REITs and the factors specified in in Part I, Item 1A of NorthStar Income II’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as well as in NorthStar Income II’s other filings with the Securities and Exchange Commission. The foregoing list of factors is not exhaustive. All forward-looking statements included in this Current Report on Form 8-K are based upon information available to NorthStar Income II on the date of this report and NorthStar Income II is under no duty to update any of the forward-looking statements after the date of this report to conform these statements to actual results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Real Estate Income II, Inc.

Date: July 24, 2014	By:	/s/ Ronald J. Lieberman
Ronald J. Lieberman
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Limited Liability Company Agreement of 205 Demonbreun Realty Holding Company LLC, dated as of July 18, 2014, by and between WMG Realty Holding Company LLC and Qarth Holdings NT-II, LLC.

5